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                                                               Exhibit 10.11

                                      LEASE

1. PARTIES. USTrust, LESSOR, which expression shall include its successors and assigns, where the context so admits, does hereby lease to Gomez Advisors, Inc., a Delaware corporation, LESSEE, which expression shall include its successors and assigns, where the context so admits, and the LESSEE hereby leases the following described premises:

2. PREMISES. Unit A-13 (the "Unit") in the Millbrook Tarry Condominium (the "Condominium") located at 97 Lowell Road, Concord Massachusetts, and created pursuant to a Master Deed dated January 14, 1982 recorded in the Middlesex South Registry of Deeds at Book 14517, Page 185, as amended ("Master Deed"), together with the right to use, in common with others entitled thereto, the hallways, stairways and elevators necessary for access to said Unit, the lavatories nearest thereto, and the common parking areas, sidewalks and access driveways.

3. TERM. The term of this lease shall be for thirty-nine (39) months, commencing on January 1, 1998, and ending on March 31, 2001.

4. RENT. The LESSEE shall pay to the LESSOR rent (commencing April 1, 1998) at the rate of $71,847.50 dollars per year, payable in advance in monthly installments of $5,987.29. The LESSEE expressly covenants and agrees that the payment of rent hereunder, including additional rent as hereinafter provided, shall constitute an independent covenant of this Lease, and agrees that LESSEE shall not withhold the payment thereof in the event of any dispute with the LESSOR or the association of unit owners of the Condominium. The LESSEE shall pay to the LESSOR, as additional rent (a) 5% of any monthly installment of rent which is not paid when due; and (b) the sum of $100 for each occasion of any check representing payment hereunder being returned as unpaid by LESSEE'S bank.

5. SECURITY DEPOSIT. Upon the execution of this lease, the LESSEE shall pay to the LESSOR an amount equal to the first month's rent hereunder, which shall he held as a security for the LESSEE's performance as herein provided and refunded to the LESSEE at the end of this lease, subject to the LESSEE's satisfactory compliance with the conditions hereof.

6. RENT ADJUSTMENT. The rent payable hereunder shall be adjusted upward by a factor of five (5%) percent on each of the annual anniversaries of the commencement hereof. In addition, the LESSEE shall pay to the LESSOR, as additional rent one hundred (100%) percent of any increase in real estate taxes levied against the Unit over those incurred or levied during the fiscal year ending June 30, 1997. This increase shall be pro-rated should this lease terminate before the end of any fiscal year. The LESSEE shall make payment within THIRTY DAYS of written notice from the LESSOR than such increased taxes are payable by the LESSOR.

7. UTILITIES. The LESSOR shall provide and pay for, LESSEE's reasonable needs for electricity, water and sewer use, all in the manner and custom as currently available within the Condominium, and LESSOR agrees to furnish reasonable heat and air-conditioning to the Unit during reasonable business hours of the heating and cooling season of each year, all subject to interruption due to any accident; to the making of repairs, alterations or improvements; to labor

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difficulties; to trouble in obtaining fuel, electricity, service or supplies from the sources from which they are usually obtained for said building, or to any cause beyond the LESSOR's control.

8. USE OF UNIT. The LESSEE shall use the Unit only for the purpose of office space. LESSEE agrees to keep the Unit in a clean, safe, and sanitary Condition, to observe all municipal, state, and federal laws, ordinances, rules, and regulations, and to abide by the Master Deed and by-laws, rules and regulations of the Condominium, as the same may be amended ("Condominium Documents"), and any agreements or decisions made pursuant thereto by the association of unit owners. The LESSEE acknowledges that LESSEE has been provided with copies of the Condominium Documents, and expressly covenants and agrees to perform all obligations set forth therein with respect to the operation and maintenance of the Unit and otherwise applicable to the owner thereof, and not to do or permit to be done any act or thing in violation of thereof, nor require LESSOR to do or perform any act or thing not authorized or permitted by the terms thereof.

9. COMPLIANCE WITH LAWS. The LESSEE acknowledges that no trade or occupation shall be conducted in the Unit or use made thereof which will be unlawful, improper, noisy or offensive, or contrary to any law or any municipal by-law or ordinance in force in the city or town in which the Unit is situated.

10. FIRE INSURANCE. The LESSEE shall not permit any use of the Unit which will make voidable any insurance on the property of which the Unit is a part, or on the contents of said property or which shall be contrary to any law or regulation from time to time established by the New England Fire Insurance Rating Association, or any similar body succeeding to its powers. The LESSEE shall, on demand, reimburse the LESSOR and all other tenants all extra insurance premiums caused by the LESSEE's use of the premises.

11. MAINTENANCE OF UNIT. The LESSEE agrees to maintain the Unit in the same condition as it is at the commencement of the term or as they may be put in during the term of this lease, reasonable wear and tear, damage by fire and other casualty only excepted, and whenever necessary, to replace plate glass and other glass therein, acknowledging that the leased premises are now in good order and the glass whole. The LESSEE shall not permit the Unit to be overloaded, damaged, stripped or defaced, or suffer any waste.

12. MAINTENANCE OF COMMON AREAS. The LESSEE acknowledges that maintenance of the Common Areas of the Condominium is the responsibility of the Unit Owners' Association and not that of the LESSOR. However, LESSOR agrees to take all reasonable steps in its capacity as a Unit Owner to influence the Unit Owners Association to make all necessary repairs to the roofs, floor slabs, exterior walls (but not glass, doors or windows which are part of the Unit) and other portions of the Common Areas, unless such repairs are required because of the act, neglect or default of LESSEE or anyone claiming by, through or under LESSEE or for whom LESSEE is responsible, in which case LESSEE shall pay the entire cost of such repair.

13. SIGNS. LESSOR shall provide tenant signage in the atrium of the Condominium in the style currently in use. LESSEE shall not affix any sign in or on the Unit without LESSOR'S written consent, which consent shall not unreasonably be withheld. All such signs shall comply


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with all applicable provisions of the Condominium Documents and all applicable local and state governmental rules regulations and by-laws. The LESSEE shall pay all required fees and costs incurred in connection with any necessary approvals.

14. ALTERATIONS/ADDITIONS. The LESSEE shall not make structural alterations or additions to the Unit, but may make non-structural alterations, provided that LESSOR consents thereto in writing, which consent shall not be unreasonably withheld or delayed, and provided that all appropriate actions and consents are taken and obtained by and from the association of unit owners of the Condominium. All such allowed alterations shall be at LESSEE's expense, and shall be in quality an least equal to the present construction. LESSEE shall not permit any mechanics' liens or similar liens to remain upon the Unit for labor and material furnished to LESSEE or claimed to have been furnished to LESSEE, in connection with work of any character performed or claimed to have been performed at the direction of LESSEE and shall cause any such lien to be released of record forthwith, without cost to LESSOR. Any alterations or improvements made by the LESSEE shall become the property of LESSOR at the termination of occupancy, as provided herein.

15. ASSIGNMENT/SUBLEASING. The LESSEE shall not assign or sublet the whole or any part of the Unit without LESSOR's prior written consent, which consent shall not be unreasonably withheld. Notwithstanding such consent, LESSEE shall remain liable to LESSOR for the payment of all rent and for the full performance of the covenants and conditions of this lease. The LESSOR may freely assign its rights and obligations under the terms of this lease.

16. SUBORDINATION. This lease shall be subject and subordinate to any and all mortgages and other instruments in the nature of a mortgage now or at any time hereafter a lien or liens on the Unit, and to any future amendments to the Condominium Documents, and the LESSEE shall, when requested, promptly execute and deliver such written instruments as shall be necessary to show the subordination of this lease to said mortgages, other such instruments in the nature of a mortgage, or such amendments to the Condominium Documents.

17. LESSOR'S ACCESS. The LESSOR or agents of the LESSOR, may, at reasonable times, and after 24 hour advance notice, enter to view the Unit and may remove placards and signs not approved and affixed as herein provided, and make repair and alterations as LESSOR should elect to do, without being required to do, and may show the Unit to others, and, at any time within THREE months before the expiration of the term, may affix to any suitable part of the Unit a notice for letting or selling the Unit or property of which the Unit is a part and keep the same so affixed without hindrance or molestation.

18. INDEMNIFICATION. LESSEE agrees to indemnify and hold LESSOR (including LESSOR's officers, directors, agents, employees, contractors and attorneys) harmless from and against any and all claims, demands, costs (including reasonable attorney fees), liabilities or judgments arising out of or in anyway connected with or occasioned by (a) LESSOR's enforcement of any provision hereof or with LESSEE's use or occupancy of the Unit or of any of the common areas of the Condominium, or any furniture, fixtures, equipment, machinery, or other property located in or comprising the Unit or the Condominium; (b) the use or escape of water or by the bursting of pipes; (c) neglect in not removing snow and ice from the roof of the Condominium or from the sidewalks bordering upon the Condominium, or by any nuisance


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made or suffered on the Unit, unless such loss is caused by the neglect of the
LESSOR; and (d) the presence or release of any hazardous substance arising out of LESSEE's operation of or at the Unit, whether such presence or release is discovered during the term hereof or after such term has expired, or the activities or other action or inaction of LESSEE and LESSEE's agents, servants, licensees, employees and invitees in violation of any federal, state or local environmental law, regulation or by-law.

19. ENVIRONMENTAL. LESSEE acknowledges that LESSEE has been advised of the presence and/or release of hazardous substances on and from the premises upon which the Condominium is located, and that the LESSEE has been advised that such premises may, but not necessarily will be, the site of an environmental cleanup project which could result in temporary business disruptions and unpleasant sights, sounds and odors. LESSEE shall save LESSOR (including LESSOR's officers, directors, agents, employees, contractors and attorneys) and the Unit Owners' Association harmless from any and all claims, demands, costs and liabilities arising out of or in anyway connected with or occasioned by the presence of such hazardous substances, their release into the environment, or any such cleanup project, including but not limited to claims, demands and liabilities concerning personal injury, property damage or business interruption.

20. LESSEE'S LIABILITY INSURANCE. The LESSEE shall maintain with respect to the Unit comprehensive public liability insurance in the amount of $1,000,000 with property damage insurance in limits of $500,000, in responsible companies qualified to do business in Massachusetts and in good standing therein insuring the LESSOR as well as LESSEE against injury to persons or damage to property as provided. The LESSEE, on request, shall deposit with the LESSOR certificates for such insurance at or prior to the commencement of the term, and thereafter within THIRTY days prior to the expiration of any such policies. All such insurance certificates shall provide that such policies shall not be canceled without at least THIRTY days prior written notice to each insured named therein.

21. FIRE, CASUALTY, EMINENT DOMAIN. Should a substantial portion of the Unit, or of the Condominium be substantially damaged by fire or other casualty or be taken by eminent domain, the LESSOR may elect to terminate this lease. When such fire, casualty or taking renders the Unit substantially unsuitable for its intended use, a just and proportionate abatement of rent shall be made, and the LESSEE may elect to terminate the lease if:

      (a) The LESSOR fails to give written notice within THIRTY days of intention to restore Unit, or

      (b) The LESSOR fails to restore the Unit to a condition substantially suitable for their intended use within NINETY days of said fire, casualty or taking.

      The LESSOR reserves, and the LESSEE grants to the LESSOR, all rights which the LESSEE may have for damages or injury to the Unit for any taking by eminent domain, except for damage to the LESSEE's fixtures, property or equipment.


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22. DEFAULT AND BANKRUPTCY. In the event that:

      (a) The LESSEE shall default in the payment of any installment of rent or other sum herein specified and such default shall continue for FIVE days after written notice thereof; or

      (b) The LESSEE shall default in the observance or performance of any other of the LESSEE's covenants, agreements, or obligations hereunder and such default shall not be corrected within THIRTY days after written notice thereof; or

      (c) The LESSEE shall be declared bankrupt or insolvent according to law or if any assignment shall be made of LESSEE's property for the benefit of creditors;

then the LESSOR shall have the right thereafter, while such default continues, to re-enter and take complete possession of the Unit, to declare the term of this lease ended and to remove the LESSEE's effects, without prejudice to any remedies which might be otherwise used for arrears of rent or other default. The LESSEE shall indemnify the LESSOR against all loss of rent and other payments which the LESSOR may incur by reason of such termination, during the remainder of the term. If the LESSEE shall default, after reasonable notice thereof, in the observance or performance of any conditions or covenants on LESSEE's part to be observed or performed under or by virtue of any of the provisions in any article of this lease, the LESSOR, without being under any obligation to do so and without thereby waiving such default, may remedy such default for the account and at the expense of the LESSEE. If the LESSOR makes any expenditures or incurs any obligations for the payment of money in connection therewith or in connection with any such termination, including, but not limited to, reasonable attorney's fees in instituting, prosecuting or defending any action or proceeding, such sums paid or obligations incurred, with interest at the rate of eighteen (l8%) percent per annum, and costs shall be paid to the LESSOR by the LESSEE as additional rent.

23. NOTICE. Any notice from the LESSOR to the LESSEE relating to the Unit or to the occupancy thereof, shall be deemed duly served if left at the Unit addressed to the LESSEE, or if mailed to the Unit, registered or certified mail, return receipt requested, postage prepaid, addressed to the LESSEE. Any notice from the LESSEE to the LESSOR relating to the Unit or to the occupancy thereof, shall be deemed duly served if mailed to the LESSOR by registered or certified mail, return receipt requested, postage prepaid, addressed to the LESSOR at such address as the LESSOR may, from time to time, advise in writing. All rent and notices shall be paid and sent to the LESSOR at 40 Court Street, Boston, Massachusetts 02108 marked to the attention of the Real Estate Office.

24. SURRENDER. The LESSEE shall, at the expiration or other termination of this lease, remove all LESSEE's goods and effects from the Unit. LESSEE shall deliver to the LESSOR the Unit and all keys, locks thereto and other fixtures connected therewith and all alternations and additions made to or upon the Unit, in the same condition as they were at the commencement of the term, or as they were put in during the term thereof, reasonable wear and tear and damage by fire or other casualty only excepted. In the event of the LESSEE's failure to remove any of LESSEE's property from the premises, LESSOR is hereby authorized, without liability to LESSEE for loss or damage thereto and at the sole risk of LESSEE, to remove and store any of


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the property at LESSEE's expense, or to retain same under LESSOR's control, or to sell at public or private sale, without notice any or all of the property not so removed, and to apply the next proceeds of such sale to the payment of any sum due hereunder, or to destroy such property.

25. LIENS. LESSEE shall not do anything or fail to do any act which results in the Unit becoming subject to a lien or encumbrance other than such mortgage liens as are herein authorized, and LESSEE agrees to indemnify LESSOR from and against any and all liability, loss, cost, and expense, including reasonable attorney fees, LESSOR may sustain or incur by reason of any such lien or encumbrance.

26. QUIET ENJOYMENT. Subject to any mortgages to which this lease may become subordinate, upon paying the rent and other charges herein provided for and performing and complying with all covenants, agreements, terms and conditions of this lease on LESSEE's part to be performed or complied with, LESSEE shall not be prevented from lawfully and quietly holding, occupying and enjoying the Unit during the term of this lease, except as herein provided. Nothing contained in paragraph 19 hereof shall be construed so as to limit LESSEE's right of quiet enjoyment as set forth in this paragraph.

27. RIGHT OF FIRST REFUSAL. During the term of this lease, and so long as LESSEE is not in default hereunder, LESSEE shall have the first right to lease any other unit, or portion thereof, in the Condominium which adjoins the Unit. LESSOR agrees that before any such space is leased to any other party, LESSOR shall first notify LESSEE, in writing, of its intention to lease such space, and in the notice shall identify the proposed demised premises, and the proposed terms and conditions of the lease agreement. LESSEE shall for a period of ten
(10) days from and after the receipt of the notice have the exclusive right and option to lease the premises upon the terms and conditions as stated by LESSOR. After LESSEE has notified LESSOR in writing of its decision not to exercise its first right to lease such space, or only after the time stated above for LESSEE to exercise its option has expired, may LESSOR lease such space to any other party.

      IN WITNESS WHEREOF, the LESSOR and LESSEE have hereunto set their hands and common seals this ____ day of ________________, 1997.

                                          USTrust

                                          By:    /s/ [Signature Illegible]
                                             ---------------------------------
                                               Title:  Exec. V.P.


                                          Gomez Advisors, Inc.

                                          By:    /s/ Julio Gomez
                                             ---------------------------------
                                               Julio Gomez, President


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